                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

                         Date of Report: March 24, 2005

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                        (Date of earliest event reported)

                         Sure Trace Security Corporation

                              (A Utah Corporation)

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             (Exact name of registrant as specified in its chapter)

Utah                       7389                  84-0959153

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(State or other

   (Primary Standard         (IRS Employer

jurisdiction of

    Classification Code       Identification No.)

incorporation)                    Number)

    1073 Cambie Street, Vancouver, British Columbia, Canada V6B 5L7

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          (Address of principal executive offices, including zip code)

                          Telephone: 604-637-8200

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              (Registrant's telephone number, including area code)

Item 4.01 – Changes in Registrant’s Certifying Accountant.

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The Canadian firm of Grant Thornton had been retained by the company to perform auditing tasks for the company.  Due to the advantages of having an American auditor for SEC compliance purposes, the company’s Board of Directors decided on January 18, 2005, to dismiss Grant Thornton and replace them on that same date with the firm of De Leon & Company, P.A., 510 NW 159th Lane, Pembroke Pines, Florida 33028.  During the two most recent fiscal years, Grant Thornton had not prepared a financial statement containing an adverse opinion, disclaimer of opinion, modification or qualification regarding the company, and Grant Thornton had not disagreed with the company on any substantial issues.  None of the events listed in Regulation S-K Item 304(a)(1)(v) occurred during the two most recent fiscal years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereonto duly authorized.

/s/ James Mackay

March 31, 2005

James Mackay

Date

Chair of the Board